UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 20, 2005

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Canada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Incentive Plans

On September 20, 2005, Sport Chalet, Inc. (the "Company") held its 2005 annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the stockholders approved, among other things, (i) the amendment of the Company's Amended and Restated Certificate of Incorporation described in Item 5.03 below (the "Amendment") and (ii) amendments of the Company's 1992 Incentive Award Plan (the "1992 Plan") and 2004 Equity Incentive Plan (the "2004 Plan" and with the 1992 Plan, the "Incentive Plans") to conform the terms of options granted thereunder to the Company's capital structure after the Amendment.

The amendments to the Incentive Plans provide that (i) each option granted under the Incentive Plans and outstanding on the date of the dividend of Class A Common Stock described in Item 3.03 will automatically be converted into two separate options (each exercisable independently), one with respect to a number of shares of Class B Common Stock equal to 0.25 times the number of shares of existing Common Stock subject to such option immediately prior to the Amendment, and one with respect to a number of shares of Class A Common Stock equal to 1.75 times the number of shares of existing Common Stock subject to such option immediately prior to the Amendment, and (ii) the exercise price per share of each such option shall be one-half of the exercise price for the existing Common Stock immediately prior to the Amendment.

The amendment of the 2004 Plan also provides that the aggregate number of shares of common stock that may be issued under the 2004 Plan will be restated from 828,132 shares to 1,656,264 shares, and that such shares may be allocated between Class A Common Stock and Class B Common Stock in such amounts as the Board of Directors, or such committee thereof as may be designated to administer the 2004 Plan, may determine from time to time. Under the 2004 Plan as amended, future grants of options may be made with respect to either Class A Common Stock or Class B Common Stock, in the discretion of the Board of Directors or such committee and subject to compliance with any applicable Nasdaq rules.

Although the 1992 Plan terminated on August 1, 2004, awards outstanding on that date may be exercised or settled after that date in accordance with their terms. Any shares not issued under the 1992 Plan are added to the shares available for issuance under the 2004 Plan.

Item 3.03. Material Modification to Rights of Security Holders.

Amendment of Certificate of Incorporation

The information contained in Item 5.03 below concerning the amendment of the Amended and Restated Certificate of Incorporation of the Company (the "Amendment") is incorporated into this Item 3.03 by this reference.

Reclassification

The Amendment (i) increased the authorized number of shares of all classes of the capital stock of the Company from 17,000,000 to 50,000,000, consisting of 46,000,000 shares of Class A Common Stock, 2,000,000 shares of Class B Common Stock and 2,000,000 shares of preferred stock, (ii) established the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock, and (iii) reclassified each outstanding share of Common Stock as 0.25 share of Class B Common Stock. The Amendment was effective on September 20, 2005

For a description of the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock, see the definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission (the "SEC") on September 1, 2005.

Dividend of Class A Common Stock

The Board of Directors of the Company has declared a stock dividend payable on September 29, 2005 to stockholders of record on September 22, 2005. Under the terms of this stock dividend, each stockholder will receive seven shares of Class A Common Stock for each share of Class B Common Stock held on the record date. Immediately after the dividend, 12,012,644 shares of Class A Common Stock and 1,716,092 shares of Class B Common Stock will be outstanding.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the stockholders approved an amendment (the "Amendment") of Article IV of the Company's Amended and Restated Certificate of Incorporation that would:

•	increase the authorized number of shares of all classes of capital stock from 17,000,000 to 50,000,000;

•	authorize 46,000,000 shares of Class A Common Stock, 2,000,000 shares of Class B Common Stock and 2,000,000 shares of preferred stock;

•	establish the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock; and

•	reclassify each outstanding share of Common Stock as 0.25 share of Class B Common Stock.

The Amendment was effective on September 20, 2005.

Under the Amendment, the outstanding shares of Common Stock have been reclassified as shares of Class B Common Stock without change to their rights, preferences, privileges and restrictions. The rights, preferences and privileges of, and the restrictions on, the Class A Common Stock are substantially the same as those relating to the Class B Common Stock, except that:

•	the holder of each share of Class A Common Stock is entitled to 1/20th of one vote on each matter presented to the stockholders of the Company;

•	the holder of each share of Class B Common Stock is entitled to one vote on each such matter;

•	the holders of Class A Common Stock will vote as a separate class for the election of one director who must be "independent" as defined in the rules of Nasdaq;

•
the affirmative vote of the holders of the Class A Common stock, voting as a separate class, will be necessary to (i) increase the authorized shares of Class B Common Stock, (ii) amend Section 2 of Article IV of the Certificate of Incorporation and (iii) approve a repurchase of more than 10% of the Class B Common Stock, unless a repurchase offer for the same percentage of the Class A Common Stock is made at the same per share price;

•
the Class A Common Stock and the Class B Common Stock each will be entitled to vote as a separate class on any reverse stock split which results in the holders of more than 5% of such class of common stock being converted into fractional shares; and

•	the holder of each share of Class A Common Stock will be entitled to receive a cash dividend equal to 110% of any regular cash dividend paid with respect to a share of Class B Common Stock.

The Class A Common Stock and the Class B Common Stock will vote as a single class, except as otherwise described above or required by applicable law. Except in limited circumstances, neither the Class A Common Stock nor the Class B Common Stock will be convertible into the other, and there will be no restrictions on the transferability of either class.

For a description of the rights, preferences and privileges of, and the restrictions on, the Class A Common Stock and the Class B Common Stock, see the full text of Article IV, as amended, attached to this Report as Exhibit 3.1 and the definitive proxy statement relating to the Annual Meeting filed with the SEC on September 1, 2005.

Item 7.01. Regulation FD Disclosure.

On September 20, 2005, the Company issued a press release announcing the results of the annual meeting of stockholders. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information in this Item 7.01 and the exhibit attached hereto shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Sport Chalet, Inc. filed with the Delaware Secretary of State on September 20, 2005.

99.1	Press release dated September 20, 2005 entitled: “Sport Chalet Announces Results of Annual Meeting of Stockholders.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2005	SPORT CHALET, INC.

	By	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary